SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
       SECURITIES AND EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

                  Date of Report: March 12, 1999


                            PRO-DEX, INC.

        (Exact Name of Registrant as Specified in its Charter)


                   Commission File Number     0-14942

         Colorado                                 84-1261240
(State or other Jurisdiction                   (I.R.S. Employer
    of Incorporation or                         Identification
       Organization                                 Number)


          1401 Walnut Street, Suite 540, Boulder, Colorado 80302

       (Address Of Principal Executive Offices, Including Zip Code)


          Registrant's Telephone Number, Including Area Code:
                           (303) 443-6136



                INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.  Changes in the Control of Registrant.  None.

ITEM 2.  Acquisition or Disposition of Assets.  None.

ITEM 3.  Bankruptcy or Receivership.  None.

ITEM 4.  Changes in Registrant's Certifying Registered Accountant.  None.

ITEM 5.  Other Events.

     On March 8, 1999, the Registrant distributed shares of Pro-Dex, Inc. common stock owned by the Micro Motors Employee Ownership Plan (the "Plan"). The Registrant previously made application for and received a favorable determination from the Internal Revenue Service with respect to the termination of the Plan and distribution of its shares. The shares, acquired by the Plan in conjunction with the 1995 merger of Micro Motors, Inc. into a wholly owned subsidiary of the Registrant, were issued without restriction to non-affiliate participants. Of the 1,042,195 shares transferred to participants, 481,513 are held by affiliates of the Registrant.

ITEM 6.  Resignation of Registrant's Directors.  None.

ITEM 7.  Financial Statements and Exhibits.  None.

ITEM 8.  Changes in Fiscal Year.  None.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRO-DEX, INC.


                                       --------------------------
                                       George J. Isaac
                                       Chief Financial Officer